UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 28, 2021

SKYE BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55136	45-0692882
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5910 Pacific Center Blvd. Suite 320, San Diego, CA 92121
(Address of principal executive offices)

(949) 480-9051
(Registrant’s telephone number, including area code)

Emerald Bioscience, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07 Submission of Matters to a Vote of Security Holders.

Sky Bioscience, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on January 28, 2021. There were outstanding and entitled to vote at the Annual Meeting 276,074,415 shares of common stock. There were present, in person or by proxy, holders of record of 158,200,328 shares of the Company’s common stock, representing approximately 57.3% of the common stock outstanding and entitled to vote. The matters set forth below were voted upon, with the results as indicated:

Proposal No. 1 – Election of Directors:

The Inspector of Elections certified the following vote tabulations for the three nominees for election to the Board of Directors, all of whom were elected to serve as directors of the Company until their successors are duly elected and qualified or until their earlier resignation or removal:

	For	Against	Abstain
Punit Dhillon	139,333,832	0	18,844,363
James L. Heppell	139,823,453	0	18,354,742
Margaret Dalesandro	140,446,624	0	17,731,571

Proposal No. 2 – Ratification of Appointment of Independent Registered Public Accounting Firm:

The Inspector of Elections certified the following for the proposal to ratify the appointment of Mayer Hoffman McCann P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020:

For	Against	Abstain
140,287,837	842,496	17,047,862

Proposal No. 3 – Increase of Authorized shares of Common and Preferred Stock:

The Inspector of Elections certified the following vote tabulations for the proposal to increase the number of authorized shares of common stock from 500,000,000 shares to 5,000,000,000 shares and the number of authorized shares of preferred stock from 20,000,000 shares to 50,000,000 shares:

For	Against	Abstain
130,118,724	8,777,628	19,281,843

Proposal No. 4 – Approval of Amended and Restated Articles of Incorporation and Bylaws:

The Inspector of Elections certified the following vote tabulations for the proposal to amend and restate the articles of incorporation and bylaws of the Company:

For	Against	Abstain
133,140,572	5,670,502	19,367,121

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYE BIOSCIENCE, INC.

Dated: February 3, 2021	/s/ Punit Dhillon
Name: Punit Dhillon
Title: Chief Executive Officer

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